UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): January 28, 2005


                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     001-31756                13-1947195
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


         One Church Street, Suite 302, Rockville, MD                20850
            (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (301) 315-0027


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

      On January 28, 2005, Argan, Inc. (the "Company") sold and issued to MSR I SBIC, L.P., a Delaware limited partnership ("Investor"), 129,032 shares (the "Shares") of common stock, par value $0.15 per share ("Common Stock"), of the Company pursuant to a Subscription Agreement dated as of January 28, 2005 between the Company and Investor (the "Agreement"). The Shares were issued at a purchase price of $7.75 per share ("Share Price"), yielding an aggregate purchase price of $999,998. The Shares were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

      Pursuant to the Agreement, the Company has agreed to issue additional shares of Common Stock to Investor in accordance with the Agreement under certain conditions upon the earlier of (i) the Company's issuance of additional shares of Common Stock having an aggregate purchase price of at least $2,500,000 for a consideration per share less than the Share Price, subject to certain exclusions; and (ii) July 31, 2005. The number of additional shares to be issued would effectively reduce the Investor's purchase price per common share as set forth in the Agreement.

      In addition, the Company has agreed, pursuant to a Registration Rights Agreement dated as of January 28, 2005 between the Company and Investor, to file a registration statement relating to the resale of the Shares by Investor, or any of Investor's successors or permitted assigns, not later than 180 days following January 28, 2005, subject to certain conditions.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      4.1 Subscription Agreement dated as of January 28, 2005 between Argan, Inc. and MSR I SBIC, L.P.

      4.2 Registration Rights Agreement dated as of January 28, 2005 between Argan, Inc. and MSR I SBIC, L.P.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARGAN, INC.


                                                By: /s/ Rainer Bosselmann
                                                    ----------------------------
                                                    Rainer Bosselmann
                                                    Chairman of the Board and
                                                    Chief Executive Officer

Date: February 1, 2005

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

4.1 Subscription Agreement dated as of January 28, 2005 between Argan, Inc. and MSR I SBIC, L.P.

4.2 Registration Rights Agreement dated as of January 28, 2005 between Argan, Inc. and MSR I SBIC, L.P.